SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2006

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 25, 2006


                                       FH


                          By: /s/ Kelly Crosson
                              ------------------------------
                          Name:   Kelly Crosson
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 25, 2006


                             Payment Date: 03/25/06


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        75,776,795.22    5.082339%     2,299,996.77    320,936.16    2,620,932.94       0.00       0.00
Residual                1AR                 0.00    5.082339%             0.00          0.00            0.00       0.00       0.00
                        2A1        32,513,185.45    5.185000%     1,539,970.90    140,484.06    1,680,454.95       0.00       0.00
                        2A2        32,513,185.45    0.336119%             0.00      9,106.91        9,106.91       0.00       0.00
                        3A1       171,444,994.11    5.385741%     3,759,836.71    769,465.24    4,529,301.95       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1         11,260,195.41    5.315677%         1,398.83     49,879.63       51,278.46       0.00       0.00
                        B2          5,118,270.87    5.315677%           635.83     22,672.56       23,308.39       0.00       0.00
                        B3          3,070,962.53    5.315677%           381.50     13,603.54       13,985.04       0.00       0.00
                        B4          3,070,962.53    5.315677%           381.50     13,603.54       13,985.04       0.00       0.00
                        B5          2,456,770.02    5.315677%           305.20     10,882.83       11,188.03       0.00       0.00
                        B6          1,638,332.05    5.315677%           203.53      7,257.37        7,460.90       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        306,350,468.20     -            7,603,110.76  1,357,891.83    8,961,002.59     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        73,476,798.45              0.00
Residual                        1AR                 0.00              0.00
                                2A1        30,973,214.56              0.00
                                2A2        30,973,214.56              0.00
                                3A1       167,685,157.40              0.00
--------------------------------------------------------------------------------
Subordinate                     B1         11,258,796.58              0.00
                                B2          5,117,635.04              0.00
                                B3          3,070,581.03              0.00
                                B4          3,070,581.03              0.00
                                B5          2,456,464.82              0.00
                                B6          1,638,128.52              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        298,747,357.44     -
--------------------------------------------------------------------------------

                             Payment Date: 03/25/06


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    75,776,795.22     5.082339% 32051GLQ6    20.588812      2.872915    657.740048
Residual                   1AR             0.00     5.082339% 32051GLR4     0.000000      0.000000      0.000000
                           2A1    32,513,185.45     5.185000% 32051GLS2    29.649606      2.704789    596.338292
                           2A2    32,513,185.45     0.336119% 32051GLT0     0.000000      0.175339    596.338292
                           3A1   171,444,994.11     5.385741% 32051GLU7    17.113348      3.502313    763.239103
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1     11,260,195.41     5.315677% 32051GLV5     0.124064      4.423914    998.562890
                           B2      5,118,270.87     5.315677% 32051GLW3     0.124064      4.423914    998.562935
                           B3      3,070,962.53     5.315677% 32051GLX1     0.124064      4.423914    998.562937
                           B4      3,070,962.53     5.315677% 32051GLY9     0.124064      4.423914    998.562937
                           B5      2,456,770.02     5.315677% 32051GLZ6     0.124064      4.423914    998.562936
                           B6      1,638,332.05     5.315677% 32051GMA0     0.124064      4.423914    998.562941
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     306,350,468.20       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        81,232,510.31    34,582,136.33   182,932,711.41
Loan count                    391               56              845
Avg loan rate           5.457339%        5.896119%        5.760741%
Prepay amount        2,290,823.06     1,538,377.34     3,735,210.62

                          Total
                          -----
Prin balance       298,747,358.05
Loan count                   1292
Avg loan rate                5.69
Prepay amount        7,564,411.02

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        24,462.29         9,427.05        54,260.15
Sub servicer fees            0.00             0.00             0.00
Trustee fees               417.67           180.61           933.47


Agg advances                  N/A              N/A              N/A
Adv this period          5,902.58         7,962.50         7,615.87

                          Total
                          -----
Master serv fees        88,149.49
Sub servicer fees            0.00
Trustee fees             1,531.75


Agg advances                  N/A
Adv this period         21,480.95

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           91.313062%           100.000000%            279,734,974.79
   -----------------------------------------------------------------------------
   Junior            8.686938%             0.000000%             26,612,187.04
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                    84,000.00
60 to 89 days                           0                         0.00
90 or more                              7                 1,807,386.61
Foreclosure                             3                 2,020,974.00

Totals:                                11                 3,912,360.61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            8,961,002.59          8,961,002.59
Principal remittance amount            7,603,110.76          7,603,110.76
Interest remittance amount             1,357,891.83          1,357,891.83